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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 17, 2008


                              CENTRAL BANCORP, INC.
                              ---------------------
               (Exact Name Of Registrant As Specified In Charter)


       MASSACHUSETTS                      0-25251              04-3447594
--------------------------------      -------------------     -------------
(State Or Other Jurisdiction            (Commission           (IRS Employer
Of Incorporation)                       File Number)         Identification No.)


399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS                       02144
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.
              ------------

         On January 17, 2008, Central Bancorp, Inc. (the "Company") issued a press release announcing that its Board of Directors declared its regular quarterly cash dividend of eighteen ($0.18) cents per share, payable on February 15, 2008, to stockholders of record as of February 1, 2008. A copy of the Company's press release is attached to this Report as Exhibit 99.1 and is furnished herewith.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (d)   Exhibits

              Number       Description
              ------       -----------

              99.1         Press Release dated January 17, 2008






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTRAL BANCORP, INC.



Date: January 17, 2008                  By: /s/ Paul S. Feeley
                                            ------------------------------------
                                            Paul S. Feeley
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer